INVESCO
        GLOBAL
        HEALTH
      SCIENCES
          FUND






APRIL 30, 1999


                         SEMIANNUAL
                         REPORT




[INVESCO ICON]
  INVESCO

                                        CONTENTS

                                        LETTER FROM THE CHAIRMAN           1
                                        A CONVERSATION WITH PORTFOLIO
                                               MANAGER JOHN SCHROER        3
                                        10 LARGEST COMMON STOCK HOLDINGS   9
                                        FINANCIAL  STATEMENTS              9
                                        NOTES TO FINANCIAL  STATEMENTS     19
                                        OTHER  INFORMATION                 24
                                        FINANCIAL  HIGHLIGHTS              26
                                        TRUSTEES AND OFFICERS              27
                                        SHAREHOLDER INFORMATION            27


                                 INVESCO GLOBAL HEALTH SCIENCES FUND
------------------------------------------------------------------------------------------------
                                   For the 6 Months          For the 12 Months Ended 10/31
                                   Ended 4/30/99       1998        1997        1996        1995
-------------------------------------------------------------------------------------------------
Net Asset Value--Total Return(1)(4)     7.62%(2)      20.74%      18.60%      20.10%      49.52%
Share Price--Total Return(1)(4)         4.73%(2)      40.29%      32.98%      15.25%      47.50%
Total Distributions                      $3.1524     $3.9248     $4.4727       $0.00       $0.00

Total Net Assets--End of Period (000)     $585.2      $586.3      $526.2      $455.8      $379.5
Ratio of Expenses
  to Average Net Assets              0.60%(2)(3)    1.21%(3)    1.22%(3)       1.21%       1.33%
Portfolio Turnover Rate                   32%(2)         87%        145%         91%        105%

(1) Past performance is no guarantee of future results.
(2) Based on operations for the period shown and, accordingly, are not representative of a full year.
(3) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(4) Total  return   assumes   reinvestment   of  dividends   and  capital  gain
distributions.  Past  performance  is  not a  guarantee  of  future  results.
(5) Composition of holdings is subject to change.

LETTER FROM THE CHAIRMAN

[Photograph of Chairman]
Charles W. Brady

Dear Shareholder:

During the past six months, we have enjoyed an almost perfect economic environment in the United States--one characterized by low inflation, declining interest rates and moderate growth. America appears to be running full-speed ahead. With inflation mild and consumer spending strong, consumer cyclical stocks such as autos, housing, retailing and media have been doing well. Some investors have shifted into these recovering cyclical stocks from traditional growth sectors such as health care, telecommunications, services and utilities.

Overseas, battered economies began to recover. Japan appeared to experience greater stability and Brazil's recession was not as severe as generally feared. The worldwide recovery has helped multinational companies, which are beginning to see improving business conditions. In addition, companies are benefiting from continuous cost-cutting, which was accelerated last year by widespread fear of catching the "Asian flu."

Over the past few years, investors have enjoyed unusually robust returns, as domestic equity markets produced above-average results. However, growth stocks experienced greater volatility in the past six months, as many investors took capital gains and shifted into cyclical stocks. We continue to view the equity markets constructively, although investors should be prepared for periods of increased volatility.

HOW HAS THE FUND PERFORMED?
While past performance is no guarantee of future results, for the six months ended April 30, 1999, the fund had a total return of 7.62% based on the net asset value, and a return of 4.73% based on market price. For the three-year period ended April 30, 1999, the fund had an average annual return of 12.42% based on net asset value, and 21.54% based on stock price performance.(4)

HOW HAS THE FUND TRADED?
Like most closed-end funds, INVESCO Global Health Sciences Fund has traded at a discount to net asset value, despite superior NAV performance. The fund's discount narrowed considerably since the introduction of a managed distribution policy. Under the managed distribution policy, the fund will pay shareholders a quarterly distribution of 2.5% of the fund's net asset value, thus creating a more predictable income stream. This enables us to manage the cash required to pay distributions, as the amounts are generally smaller and more regular. And the policy also eliminates the need to raise large one-time distributions at year-end, generally when other funds are compelled to raise cash, thus creating selling pressure in the market. While the managed distribution policy seems to be an effective tool in the reduction of the discount, the announcement of a rights offering by the fund has increased its near-term stock price volatility.

Graph:
            This graph illustrates the monthly discount/premium for the INVESCO Global Health Sciences Fund for the period from 1/31/95 to 4/30/99.

WHY IS THE FUND CONDUCTING A RIGHTS OFFERING?
Capital raised through a rights offering will help diversify the portfolio while allowing shareholders to buy additional shares at a discounted price. New capital will allow the fund to take advantage of investment opportunities in the health sciences industry without selling current holdings that the manager wants to hold because of potential future gains. In addition, the fund has significant unrealized capital gains. Adjusting current investments could result in significant capital gain distributions and potential tax liability above and beyond the annual 10% currently paid to shareholders. Raising additional assets through a rights offering is a more tax-effective way for the fund to invest.

Thank you for your continued support. We hope that you will take this opportunity to increase your investment in INVESCO Global Health Sciences Fund.

Sincerely,


/s/ Charles W. Brady
---------------------
Charles W. Brady
Chairman

A CONVERSATION WITH PORTFOLIO MANAGER JOHN SCHROER

[Photograph of Manager]
John Schroer

Q. CAN YOU DISCUSS SOME OF THE FACTORS RESPONSIBLE FOR THE FUND'S PERFORMANCE DURING THE LAST SIX MONTHS?

The fund has performed well for the past six months, aided by continued low inflation and strong economic growth. These factors provided a healthy environment for the health care sector and the stock market in general. But the fund's results also reflected the growing importance of the health care sector in the domestic economy.

Q. THE FUND HAS APPROXIMATELY 60% OF ITS ASSETS INVESTED IN LARGE-CAPITALIZATION PHARMACEUTICAL STOCKS. HOW HAS THIS ALLOCATION CONTRIBUTED TO ITS PERFORMANCE?

Large pharmaceutical companies remain a dominant theme in the portfolio. To be successful in an increasingly global marketplace, these companies must be able to register, market and distribute their pro- ducts worldwide. This requires substantial capital and resources, more easily available to large-capitalization companies. These companies must also have the financial capability to dedicate enormous resources to the research & development of new products, the lifeline for health care companies. In fact, research and development budgets of phar-maceutical companies worldwide have more than quadrupled, from $5 billion in 1980 to more than $20 billion in 1998. The earnings outlook for these companies has dramatically improved as new drugs typically drive revenue and growth prospects for pharmaceutical companies. For example, Pfizer's new anti-impotence drug Viagra had worldwide sales of almost $800 million in less than one year.

Graph:
                 U.S. ANNUAL PHARMACEUTICAL EXPENDITURES BY AGE
            This graph shows the expenditures of each age group in the United States as a percentage.

To meet the growing number of new drug applications, the Food & Drug Administration (FDA) has streamlined the drug approval process, and new drug approvals have almost doubled since the 1980s. While the FDA approved only 20 new drugs in 1988, 39 were approved in 1998. A primary driver of new development is the aging population worldwide, which is enjoying higher life expectancy resulting from continuing medical and technological advancements. By the year 2020, approximately 25% of the U.S. population is expected to be over the age of
60. Similar trends are expected in both Europe and Japan, the other two largest markets for the health sciences industry. Over the next 50 years, the U.S. Bureau of the Census anticipates that the population over age 85 will triple.

Graph:
                       AGING OF THE POPULATION (ESTIMATED)
                          % OF POPULATION OVER AGE 60
            This graph shows the estimated percentage of the populations in the U.S., Japan and Europe that will be over the age of 60 in the years 2000 and 2020.

Currently, the over-65 age group is by far the largest consumer of health products, accounting for more than 50% of annual pharmaceutical expenditures in the United States. These therapies are generally chronic treatments for illnesses ranging from cardiovascular disease to depression, and they represent the largest and most profitable sector of the health care industry. This driver of volume growth for the industry is likely to continue into the foreseeable future.

Demographic trends and a strong pipeline of new products fostered by research & development expenditures, combined with an accelerated regulatory review process, have given a competitive advantage to large-cap pharmaceutical companies. Consequently, we remain comfortable with the investments and our current weighting in this sector.

Graph:
            This graph compares the net asset value and share price value of a $10,000 investment in the INVESCO Global Health Sciences Fund to the value of a $10,000 investment in the S&P Health Care Composite index for the period from fourth quarter 1991 through 4/30/99.

Q. GROWTH IN THE MEDICAL DEVICES SECTOR HAS BEEN ANOTHER CONTRIBUTING FACTOR TO THE FUND'S PERFORMANCE. WHAT IS YOUR OUTLOOK FOR THIS SECTOR?

Medical device companies continue to provide strong returns for the fund. As health care systems worldwide are under cost-cutting pressures, there are exceptional opportunities for companies able to provide products designed to enhance patient care while reducing long-term costs. Some of the most significant gains in extending the quality of life have been in the field of cardiac research. We focus on high barriers to entry and clinically proven products with high profitability in sub-sectors growing faster than overall health care spending.

Market-leaders Medtronic, Inc. and Guidant Corp. have experienced tremendous earnings growth as their products for use in cardiac rhythm management, angioplasty, coronary artery disease intervention and cardiac surgery have been well-received by the market. These two companies represent approximately 35% to 40% of the market for cardiac devices, an industry that is growing at a rate of about 20% a year.

Angioplasty procedures in the United States are growing at a rate of approximately 10% a year. Due to recent technological improvements, the use of stents for angioplasty procedures has more than doubled in the last three years. The size of the stent market in 1998 was approximately $1.3 billion and is anticipated to grow about 10%, due to increased penetration and number of stents used per procedure. We remain positive on the medical devices and supplies subsector. However, stock selection remains key. While Medtronics, Inc., remains a favorite stock, we have reduced our position since Medtronics merged with Sofamor/Danek Group, another of our strong holdings, which was sold prior to the end of the period.

Q. DO YOU SEE OPPORTUNITIES WITHIN THE BIOTECHNOLOGY SECTOR?

Although we remain optimistic about the long-term growth prospects for the biotechnology sector, the current environment does not favor companies -- other than Internet-related firms -- in the early stages of product development. In many cases these firms are years away from profitability. We continue to focus on companies with later-stage products in development.

Graph:
            This graph shows the percentage of the INVESCO Global Health Sciences Fund's portfolio holdings by the following subsectors: pharmaceuticals, medical devices and supplies, biotechnology, health care delivery, short-term and fixed income.

Q. WHAT NEW PRODUCTS ARE COMING TO MARKET THAT OFFER STRONG GROWTH POTENTIAL?

There is a unique class of drugs expected in the second half of 1999 or early 2000 called Cox-2 inhibitors. This new class of drug is one of the most exciting developments in the treatment of pain and inflammation. Cox-2 inhibitors will compete against existing non-steroidal anti-inflammatory drugs. Existing drug therapies that treat these ailments, such as aspirin, naproxen, and ibuprofen, can interfere with the body's natural mucus lining and may lead to stomach discomfort and potentially ulcers. However, the Cox-2 inhibitors reduce pain and inflammation without disturbing this lining. The Cox-2 inhibitor class has the potential to be a multi-billion dollar market.

The first drug of this class should be Celebrex, developed by Monsanto and co-promoted with Pfizer Inc. The second Cox-2 inhibitor to reach market should be Merck's Vioxx.

Q. THE FUND IS CONDUCTING A RIGHTS OFFERING. HOW WILL THIS AFFECT SHAREHOLDERS?

The fund has enjoyed excellent returns in the past, primarily driven by growth and returns in the large-cap pharmaceutical stocks, which represent more than 60% of total assets. These positions have proven to be superior vehicles for growth, and as a result the fund has accumulated significant unrealized capital gains. Raising new capital in the current market environment will allow greater flexibility for future investments, without selling current holdings that we would like to maintain for potential future gains. Thus, we will be able to keep our low-cost basis and still diversify the portfolio. Of course, past performance is not a guarantee of future results.

Q. HAS YOUR PRIVATE PLACEMENT STRATEGY CHANGED?

The fund's closed-end structure enables us to invest up to 25% of assets in private placements or restricted securities. This strategy allows us to examine cutting-edge technology before the broad market has had a chance to value it, and also helps us to identify possible future trends within the health care industry.

We will continue to be extremely selective in choosing private placement investments. We search for opportunities targeting specific markets driven by market dynamics. Our selection criterion includes a viable and timely exit strategy.

Raising capital remains difficult for biotech companies to go public. However, as valuations for listed companies appreciate, private securities look more attractive. Therefore, selection becomes key. We have made two Private Investment in Public Equity (PIPE) deals in the last six months. These transactions enabled us to purchase stock at a discount to the then current market price. Key transactions included:
          o PIPE  transaction  with Aradigm  Corp.  (ARDM)
          o PIPE  transaction  with Triangle  Pharmaceuticals  (VIRS)
          o Additional  investment  with  Genomica Corp.

Investments in private placements remain a core component of our holdings. We expect to increase assets in private placements over the long-term, since we believe that these securities provide the potential for significant capital appreciation. However, until the market environment improves for private placements, we remain cautious with our investment approach.

We do not expect to significantly alter our investment strategy in the near future. Neither our investment discipline nor our stock selection process is expected to change.

The outlook for the health sciences sector remains strong and fundamentals are expected to remain the same. Demographics and new technology continue to be the primary drivers: Demographics should continue to expand demand, while new technologies should drive shareholder value.

Sincerely,


/s/ John R. Schroer
--------------------------
John R. Schroer
Senior Vice President
INVESCO Funds Group, Inc.

TEN LARGEST COMMON STOCK HOLDINGS
---------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
APRIL 30, 1999
UNAUDITED


                                                     PERCENT OF
DESCRIPTION                               VALUE      NET ASSETS
---------------------------------------------------------------------------
Medtronic Inc                        $49,972,320           8.54%
Merck & Co                            35,743,200           6.11
Guidant Corp                          34,711,653           5.93
Johnson & Johnson                     33,364,500           5.70
Warner-Lambert Co                     31,307,298           5.35
Bristol-Myers Squibb                  30,935,869           5.29
Pharmacia & Upjohn                    28,940,800           4.95
Schering-Plough Corp                  28,117,875           4.80
Pfizer Inc                            28,029,225           4.79
Lilly (Eli) & Co                      26,245,472           4.48
===========================================================================
Total                               $327,368,212          55.94%
===========================================================================
Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES
---------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
APRIL 30, 1999

UNAUDITED
                                        COUNTRY    SHARES OR
                                        CODE IF   PRINCILPAL
%     DESCRIPTION                        NON US       AMOUNT       VALUE
---------------------------------------------------------------------------
92.61 COMMON STOCKS & WARRANTS
7.82  BIOTECHNOLOGY
      Abgenix Inc(a)                                 175,000  $2,559,375
      Amgen Inc(a)                                   235,340  14,458,701
      Aradigm Corp(a)                                380,952   2,309,521
      Ecogen Technologies I(a)(b)(e)                      60           1
      Genentech Inc(a)                                34,625   2,930,141
      Genomica Corp Warrants(Exp 2003)(a)(b)(c)(e)    76,646           0
      GenoPlex Inc Warrants (Exp 2003)(a)(b)(c)(e)         1           0
      Gilead Sciences(a)                              95,800   4,412,788
      MedClone Trust(a)(c)(e)                        216,608           0
      MedImmune Inc(a)                               136,640   7,532,281
      Nexstar Pharmaceuticals(a)                     200,750   3,475,484
      Titan Pharmaceuticals(a)                       488,215   1,556,185
      Triangle Pharmaceuticals(a)                    350,000   5,075,000
      Trimeris Inc(a)(e)                             100,000  $1,080,000
      Xenometrix Inc(a)(b)(e)                        229,007      41,221
==========================================================================
                                                              45,430,698
0.54  HEALTH CARE DELIVERY
      Caresoft Inc Warrants (Exp 2004)(a)(b)(e)       59,460          59
      Total Renal Care Holdings(a)                   224,000   3,108,000
==========================================================================
                                                               3,108,059

                                       COUNTRY     SHARES OR
                                       CODE IF    PRINCILPAL
%     DESCRIPTION                       NON US        AMOUNT       VALUE
--------------------------------------------------------------------------
22.19 MEDICAL DEVICES & SUPPLIES
      Bausch & Lomb                                  114,200   8,565,000
      Baxter International                            49,200   3,099,600
      Biomet Inc                                     164,400   6,740,400
      Boston Scientific(a)                           405,300  17,250,581
      Cambridge Heart(a)                              67,563     523,613
      Clarus Medical Systems Warrants
        (Exp 2000)(a)(b)(c)(e)                         2,224           0
      Fidus Medical Technology Warrants
        (Exp 2001)(a)(b)(e)                        1,000,000       1,000
      Guidant Corp                                   646,550  34,711,653
      Medtronic Inc                                  694,663  49,972,320
      Nanogen Inc(a)                                 416,666   3,281,245
      Novoste Corp(a)                                 83,800   1,864,550
      SOMNUS Medical Technologies(a)(b)              990,000   2,908,125
      VidaMed Inc Warrants (Exp 2000)(a)(c)(e)       263,158           0
=========================================================================
                                                             128,918,087
62.06 PHARMACEUTICALS
      Abbott Laboratories                            492,800  23,870,000
      Allergan Inc                                   113,700  10,218,787
      American Home Products                         370,100  22,576,100
      Bristol-Myers Squibb                           486,700  30,935,869
      Glaxo Wellcome PLC Sponsored ADR
        Representing 2 Ord Shrs                      325,150   18,939,988
      Johnson & Johnson                              342,200   33,364,500
      Lilly (Eli) & Co                               356,475   26,245,472
      Merck & Co(d)                                  508,800   35,743,200
      Novartis AG Registered Shrs(a)        SZ         4,640    6,805,333
      Pfizer Inc(d)                                  243,600   28,029,225
      Pharmacia & Upjohn                             516,800   28,940,800
      Roche Holdings AG Non-Voting Shrs(a)  SZ         1,000   11,783,251
      Schering-Plough Corp                           582,000   28,117,875
      Shire Pharmaceuticals Group PLC(a)    UK        61,125      447,799
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                      353,450   23,217,247
      Warner-Lambert Co                              460,825   31,307,298
===========================================================================
                                                              360,542,744
      TOTAL COMMON STOCKS & WARRANTS (Cost $401,715,793)     $537,999,588
===========================================================================
6.55  PREFERRED STOCKS
3.10  BIOTECHNOLOGY
      Exelixis Pharmaceuticals,
          Series C, Pfd(a)(e)                      1,125,000    3,375,000
      Genomica Corp
        Series A, Pfd(a)(b)(e)                     2,490,075    1,792,854
        Series B, Pfd(a)(b)(e)                     1,899,865    1,367,903
      GenoPlex Inc, Series A, Pfd(a)(b)(e)           610,520      610,521
      Ingenex Inc, Series B, Pfd(a)(e)               103,055       62,864
      MedClone Trust, Series G, Conv Pfd(a)(e)       872,096      113,372
      Ontogeny Inc, Series E, Pfd(a)(e)            1,000,000    3,000,000
      Orchid Biocomputer, Series C,
        Conv Pfd(a)(b)(e)                            450,450    5,000,000
      Osiris Therapeutics, Series C, Conv Pfd(a)(e)  352,941    1,199,999
      Physiome Sciences, Series B, Pfd(a)(b)(e)      909,090    1,499,999
===========================================================================
                                                               18,022,512

                                       COUNTRY     SHARES OR
                                       CODE IF    PRINCILPAL
%     DESCRIPTION                       NON US        AMOUNT       VALUE
---------------------------------------------------------------------------
0.68  HEALTH CARE DELIVERY
      Caresoft Inc
        Series A, Pfd(a)(b)(e)                       540,541   1,000,001
        Series B, Pfd(a)(b)(e)                       119,320     507,110
      Physicians Online
        Series A, Pfd(a)(b)(e)                       361,500   1,955,715
        Series C, Pfd(a)(b)(e)                        55,558     500,022
===========================================================================
                                                               3,962,848
2.77  MEDICAL DEVICES & SUPPLIES
      Adeza Biomedical, Series II, Conv Pfd(a)(e)    416,666   1,216,665
      Aerogen Inc, Series D, Pfd(a)(e)             1,142,858   2,000,001
      Clarus Medical Systems
        Series I, Pfd(a)(b)(e)                       106,664     533,320
        Series II, Pfd(a)(b)(e)                       77,239     386,196
      Fidus Medical Technology,
        Series F, Pfd(a)(b)(e)                     1,500,000   3,000,000
      Instrumentation Metrics, Series C,
        Conv Pfd(a)(b)(e)                            500,000   5,057,500
      InterVentional Technologies,
        Series F, Pfd(a)(e)                          250,000   1,375,000
      Janus Biomedical, Series A, Conv Pfd(a)(b)(e)  400,000           1
      Masimo Corp, Series C, Pfd(a)(e)               125,000   1,000,000
      Norian Corp, Series D, Pfd(a)(e)               267,857   1,499,999
==========================================================================
                                                              16,068,682
      TOTAL PREFERRED STOCKS (Cost $39,943,254)               38,054,042
==========================================================================

0.06  FIXED INCOME SECURITIES
0.06  HEALTH CARE DELIVERY
      Physicians Online, Bridge Notes, 11.000%
        10/31/2000(a)(b)(e) (Cost $337,390)         $337,390    $337,390
==========================================================================
0.78  SHORT-TERM INVESTMENTS
0.78  CORPORATE BONDS
0.78  AUTOMOBILES
      General Motors Acceptance, Notes
        4.942%, 5/3/1999 (Cost $4,540,000)        $4,540,000   4,540,000
==========================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $446,536,437)
       (Cost for Income Tax Purposes $447,546,677)          $580,931,020
==========================================================================

(a) Security is non-income producing.

(b) Security is an affiliated company (See Notes).

(c) Security  has no market  value at April 30,  1999.

(d)  Security  has been designated as  collateral  for Short Sales.

(e) The  following  are  restricted securities at April 30, 1999:

-----------------------------------------------------------------------------------------------------
SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES
-----------------------------------------------------------------------------------------------------
                                      ACQUISITION      ACQUISITION                   FAIR VALUE AS A
DESCRIPTION                               DATE(S)             COST    FAIR VALUE     % OF NET ASSETS
-----------------------------------------------------------------------------------------------------
Adeza Biomedical, Series II, Conv Pfd  12/21/1994         $999,998    $1,216,665           0.21%
Aerogen Inc, Series D, Pfd              8/25/1998        2,000,001     2,000,001           0.34
Caresoft Inc
  Series A, Pfd                         7/21/1997        1,000,001      1,000,00          10.17
  Series B, Pfd                         4/30/1999          507,110       507,110           0.09
  Warrants (Exp 2004)                   2/25/1999               59            59           0.00
Clarus Medical Systems
  Series I, Pfd                        12/13/1992        2,000,000       533,320           0.09
  Series II, Pfd                       11/9/1994-
                                         2/9/1996          386,196       386,196           0.07
  Warrants (Exp 2000)                    5/2/1992                0             0           0.00
Ecogen Technologies I                 11/16/1992-
                                        1/28/1994          684,000             1           0.00
Exelixis Pharmaceuticals, Series C, Pfd  4/9/1997        2,250,000     3,375,000           0.58
Fidus Medical Technology
  Series F, Pfd                         8/14/1998        3,000,000     3,000,000           0.51
  Warrants (Exp 2001)                   8/14/1998            1,000         1,000           0.00
Genomica Corp
  Series A, Pfd                         10/6/1997       $1,500,000    $1,792,854           0.31
  Series B, Pfd                        10/9/1998-
                                       12/16/1998        1,367,903     1,367,903           0.23
  Warrants (Exp 2003)                   10/9/1998                0             0           0.00
GenoPlex Inc
  Series A, Pfd                         9/15/1997          610,521       610,521           0.10
  Warrants (Exp 2003)                   6/25/1998                0             0           0.00
Ingenex Inc, Series B, Pfd              9/27/1994          600,000        62,864           0.01
Instrumentation Metrics,
  Series C, Conv Pfd                    2/25/1998        5,057,500     5,057,500           0.86
InterVentional Technologies,
  Series F Pfd                         10/19/1992        2,000,000     1,375,000           0.23
Janus Biomedical, Series A, Conv Pfd     3/2/1994        1,000,000             1           0.00
Masimo Corp, Series C, Pfd              10/7/1998        1,000,000     1,000,000           0.17
MedClone Trust                          9/30/1997          151,965             0           0.00
MedClone Trust, Series G, Conv Pfd    10/21/1993-
                                        7/20/1994        1,500,005       113,372           0.02
Norian Corp, Series D, Pfd               8/5/1992        1,499,999     1,499,999           0.26
Ontogeny Inc, Series E, Pfd             3/13/1997        2,500,000     3,000,000           0.51
Orchid Biocomputer, Series C, Conv Pfd  3/27/1998        5,000,000     5,000,000           0.85
Osiris Therapeutics, Series C, Conv Pfd 5/26/1994        1,199,999     1,199,999           0.21
Physicians Online
  Bridge Notes, 11.000%, 10/31/2000     6/10/1998          337,390       337,390           0.06
  Series A, Pfd                         8/30/1993          964,000     1,955,715           0.33
  Series C, Pfd                         2/29/1996          500,022       500,022           0.09
Physiome Sciences, Series B, Pfd1        1/7/1997        1,499,999     1,499,999           0.26
Trimeris Inc(a)                         6/27/1997          637,499     1,080,000           0.18
VidaMed Inc Warrants (Exp 2000)         9/22/1997                0             0           0.00
Xenometrix Inc(a)                      7/28/1992-
                                        12/2/1994         1,750,571       41,221           0.01
=================================================================================================
                                                        $43,505,738  $39,513,713           6.75%
=================================================================================================

(a) Fair value represents 90% of the security's publicly traded value.

-------------------------------------------------------------------------------
SHORT SELLS
-------------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
OPEN AT APRIL 30, 1999
                                                        CURRENT
                                                         MARKET      UNREALIZED
SECURITY                    SHARES     PROCEEDS           VALUE    APPRECIATION
-------------------------------------------------------------------------------
Elan Corp PLC Sponsored ADR
  Representing Ord Shrs     63,200   $4,688,363      $3,254,800      $1,433,563
Monsanto Co                100,000    4,567,648       4,525,000          42,648
===============================================================================
                           163,200   $9,256,011      $7,779,800      $1,476,211
===============================================================================

-------------------------------------------------------------------------------
SUMMARY OF INVESTMENTS BY COUNTRY
-------------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
APRIL 30, 1999

                                                   % OF
                                   COUNTRY   INVESTMENT
COUNTRY                               CODE   SECURITIES           VALUE
-------------------------------------------------------------------------------
Switzerland (not including ADR's)       SZ        3.20%     $18,588,584
United Kingdom (not including ADR's     UK        0.08          447,799
United States (includes ADR's)          US       96.72      561,894,637
===============================================================================
                                               100.00%     $580,931,020
===============================================================================

See Notes to Financial Statements

-------------------------------------------------------------------------------
STATEMENT OF ASSETS
INVESCO GLOBAL HEALTH SCIENCES FUND
APRIL 30, 1999
UNAUDITED

ASSETS
Investment Securities at Value(Cost $446,536,437) $580,931,020
Cash                                                     6,234
Foreign Currency (Cost $94,815)                         94,590
Receivables:
  Investment Securities Sold                        11,175,781
  Dividends and Interest                               749,789
Prepaid Expenses and Other Assets                       32,126
================================================================
TOTAL ASSETS                                       592,989,540
================================================================
LIABILITIES
Payable for Securities Sold Short                    7,779,800
Accrued Expenses                                        19,602
================================================================
TOTAL LIABILITIES                                    7,799,402
================================================================
NET ASSETS AT VALUE                               $585,190,138
================================================================
NET ASSETS AT VALUE
Paid-in Capital(a)                                $435,979,297
Accumulated Undistributed Net Investment Loss        (455,329)
Accumulated Undistributed Net Realized Gain
  on Investment Securities, Foreign Currency
  Transactions and Short Sale Transactions          13,790,032
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                135,876,138
================================================================
NET ASSETS AT VALUE                               $585,190,138
================================================================
NET ASSET VALUE PER SHARE                         $      19.40
================================================================

(a)The Fund has an unlimited number of authorized shares of common stock, par value of $0.01 per share, of which 30,156,115 were outstanding at April 30, 1999.

See Notes to Financial Statements

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
SIX MONTHS ENDED APRIL 30, 1999
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                         $  2,701,446
Interest                                               189,189
Other Income                                           306,901
  Foreign Taxes Withheld                               (42,294)
=================================================================
TOTAL INCOME                                         3,155,242
=================================================================
EXPENSES
Investment Advisory Fees                             2,919,119
Administrative Fees                                    295,908
Custodian Fees and Expenses                             67,090
NYSE Listing Fee                                        22,653
Professional Fees and Expenses                          19,400
Transfer Agent Fees                                     38,399
Trustees' Fees and Expenses                             49,679
Reports to Shareholders                                199,218
Other Expenses                                             776
=================================================================
  TOTAL EXPENSES                                     3,612,242
     Fees and Expenses Paid Indirectly                  (1,671)
=================================================================
        NET EXPENSES                                 3,610,571
=================================================================
NET INVESTMENT LOSS                                   (455,329)
=================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                             32,145,104
  Foreign Currency Transactions                       (448,524)
  Short Sale Transactions                             (524,945)
=================================================================
     Total Net Realized Gain                        31,171,635
=================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                             16,575,084
  Foreign Currency Transactions                     (1,650,157)
=================================================================
     Total Net Appreciation                         14,924,927
=================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                     46,096,562
=================================================================
Net Increase in Net Assets from Operations         $45,641,233
=================================================================

See Notes to Financial Statements

-------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
-------------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
SIX MONTHS ENDED APRIL 30, 1999
UNAUDITED

INCREASE (DECREASE) IN CASH
-----------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Dividends and Interest Received,
  Net of Foreign Withholding Taxes                  $2,719,670
Expenses Paid                                       (3,587,091)
Sales Net of Purchases of Short-Term
  Portfolio Investments                             29,564,000
Purchases of Long-Term Portfolio Investments      (179,514,536)
Sales of Long-Term Portfolio Investments           211,890,868
Proceeds of Securities Sold Short                   11,252,944
Purchases of Short Sale Securities                 (25,815,323)
Other                                                    9,711
=================================================================
Net Cash Flows from Operating Activities            46,520,243
=================================================================
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Distributions Paid to Common Shareholders          (46,713,929)
=================================================================
Effect of Exchange Rate Changes on Cash                   (224)
=================================================================
Net Decrease in Cash                                  (193,910)
Cash at Beginning of Year                              294,734
=================================================================
Cash and Foreign Cash at End of Year                  $100,824
=================================================================

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS
   TO NET CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase in Net Assets from Operations          45,641,233
=================================================================
Increase in Investments                             67,943,415
Net Realized Gain                                  (31,171,635)
Increase in Appreciation of Investment
  Securities                                       (14,924,927)
Decrease in Receivable for Investment
  Securities Sold                                   12,438,418
Decrease in Payable for Investment
  Securities Purchased                             (16,885,901)
Decrease in Depreciation of Foreign
  Currency Transactions                               (130,878)
Increase in Dividends and Interest Receivable         (435,572)
Decrease in Prepaid Expenses and Other Assets            9,711
Increase in Accrued Expenses and Other Payables    (15,963,621)
=================================================================
  Total Adjustments                                    879,010
=================================================================
Net Cash Flows From Operating Activities           $46,520,243
=================================================================

See Notes to Financial Statements

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
                                       SIX MONTHS ENDED            YEAR ENDED
                                               APRIL 30            OCTOBER 31
-------------------------------------------------------------------------------
                                                   1999                  1998
                                              UNAUDITED
OPERATIONS
Net Investment Loss                           $(455,329)            $(949,824)
Net Realized Gain on Investment Securities,
  Foreign Currency Transactions and Short
  Sale Transactions                          31,171,635           108,304,943
Change in Net Appreciation of Investment
  Securities and Foreign Currency
  Transactions                               14,924,927             2,843,293
===============================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS   45,641,233           110,198,412
===============================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions         (88,899,429)         (100,476,287)
===============================================================================
FUND SHARE TRANSACTIONS
Reinvestment of Distributions                42,185,500            50,326,101
===============================================================================
TOTAL INCREASE (DECREASE) IN NET ASSETS      (1,072,696)           60,048,226
NET ASSETS
Beginning of Period                         586,262,834           526,214,608
===============================================================================
End of Period                              $585,190,138          $586,262,834
===============================================================================
FUND SHARE TRANSACTIONS
Shares Issued from Reinvestment of Distributions
  and Net Increase in Fund Shares             2,343,639             3,049,909
==============================================================================

See Notes to Financial Statements

-------------------------------------------------------------------------------
INVESCO NOTES TO FINANCIAL STATEMENTS -
INVESCO GLOBAL HEALTH SCIENCES FUNDS, INC.
-------------------------------------------------------------------------------
UNAUDITED

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Global Health Sciences Fund (the "Fund") was organized as a Massachusetts Business Trust on November 18, 1991 and commenced investment operations on January 24, 1992. The investment objective of the Fund is to seek capital appreciation through investments in the health sciences related business sectors. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, closed-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of trustees.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of trustees. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at a fair value as determined in good faith by the Fund's board of trustees. Restricted securities are valued in accordance with procedures established by the Fund's board of trustees.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. OPTIONS -- The Fund may hold options for investment purposes with the intent to hedge the portfolio against ongoing exposure to market value and interest rate fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlations between the value of an instrument underlying an option and the asset being hedged, or expected adverse price movements could render the Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Options written are reported as a liability in the Statement of Assets and Liabilities and are marked-to-market on a daily basis. Realized gains or losses on purchased option transactions are included in Net Realized Gain (Loss) on Investment Securities in the Statement of Operations.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Fund's use of short sell instruments may involve certain risks as a result of unanticipated movements in the market. Although the potential for gain is limited to the difference between the price at which the Fund sold the security short and the cost of borrowing the security, its potential for loss could be unlimited because there is no limit to the replacement cost of the borrowed security.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security which the Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist. The Fund has demand registration rights for certain restricted securities held at April 30, 1999, which can be exercised upon the registration of a qualifying public offering by each company in the future. The Fund may incur registration costs associated with these public offerings. There is no assurance such offerings will occur.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes 2.5% of net asset value to its shareholders quarterly with an additional year-end distribution depending on the amount of the Fund's yearly net realized capital gains, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discounts, amortized premiums, foreign currency transactions, non taxable dividends, net operating losses and expired capital loss carryforwards.

G. SHORT SALES -- Short sales are transactions in which the Fund sells a security it does not own in anticipation of an expected decline in the price of that security. The Fund is obligated to replace the borrowed security. A separate asset account is created for the proceeds retained by the broker, and an offsetting liability account is established until the short sale is closed. The liability account is marked-to-market to reflect the current value of the security sold short and is presented in the Statement of Assets and Liabilities.

At April 30, 1999, the Fund had outstanding short sells. Short sells are fully collateralized by other securities which are notated in the Statement of Investment Securities and such collateral is in the possession of the Fund's Custodian. The collateral is evaluated daily to ensure its market value exceeds the current value of the short sell.

H. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.

I. CASH FLOWS -- The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in its custodian bank and does not include any short-term investments at April 30, 1999.

J. EXPENSES -- Under an agreement between the Fund and the Fund's custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of 1.00% on the first $500 million of ending daily net assets and 0.90% on ending daily net assets in excess of $500 million.

In accordance with an Administrative Agreement, the Fund pays IFG a fee based on the annual rate of 0.10% on ending daily net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the six months ended April 30, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $162,628,635 and $199,633,170, respectively.

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At April 30, 1999, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $145,527,510 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $12,143,167, resulting in net appreciation of $133,384,343.

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and trustees are also officers and directors of IFG.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the six months ended April 30, 1999, included in Trustees' Fees and Expenses in the Statement of Operations were $22,835. Unfunded accrued pension costs of $0 and pension liability of $22,835 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

Certain independent trustees have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as trustees of the Fund. The deferred amounts may be invested in the shares of the Trust.

An affiliated company represents ownership by the Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the six months ended April 30, 1999, in which the issuer was an affiliate of the Fund, is as follows:

                                                         REALIZED
                         PURCHASES        SALES              GAIN
                       -------------  ------------  ON INVESTMENT       VALUE
AFFILIATE              SHARES   COST  SHARES  COST     SECURITIES   AT 4/30/99
-------------------------------------------------------------------------------
Caresoft Inc
  Series A, Pfd          --     --      --     --         --        $1,000,001
  Series B, Pfd        119,320 $507,110 --     --         --           507,110
  Warrants (Exp 2004)   59,460       59 --     --         --                59
Clarus Medical Systems
  Series I, Pfd          --     --      --     --         --           533,320
  Series II, Pfd         --     --      --     --         --           386,196
  Warrants (Exp 2000)    --     --      --     --         --                 0
Ecogen Technologies I    --     --      --     --         --                 1
Fidus Medical Technology
  Series F, Pfd          --     --      --     --         --         3,000,000
  Warrants (Exp 2001)    --     --      --     --         --             1,000
Genomica Corp
  Series A, Pfd          --     --      --     --         --         1,792,854
  Series B, Pfd     1,388,889 1,000,000 --     --         --         1,367,903
  Warrants (Exp 2003)    --     --      --     --         --                 0
GenoPlex Inc
  Series A, Pfd          --     --      --     --         --           610,521
  Warrants (Exp 2003)    --     --      --     --         --                 0
Instrumentation Metrics
  Series C, Conv Pfd     --     --      --     --         --         5,057,500
Janus Biomedical
  Series A, Conv Pfd     --     --      --     --         --                 1
Orchid Biocomputer
  Series C, Conv Pfd     --     --      --     --         --         5,000,000
Physicians Online
  Bridge Notes, 11.000%
   10/31/2000            --     --      --     --         --           337,390
  Series A, Pfd          --     --      --     --         --         1,955,715
  Series C, Pfd          --     --      --     --         --           500,022
Physiome Sciences
  Series B, Pfd          --     --      --     --         --        $1,499,999
SOMNUS Medical
  Technologies           --     --    10,000   $30,000   $19,998     2,908,125
Xenometrix Inc           --     --    32,000   349,407   342,153        41,221
===============================================================================
                                                                   $26,498,938
===============================================================================

Options associated with securities may be included in sales figures.

No dividend income was received from any affiliated companies.

NOTE 6 -- RIGHTS OFFERING. On May 12, 1999, the Board of Trustees of the Fund approved a plan to offer to existing shareholders additional shares of beneficial interest. Shareholders of record on May 25, 1999 were issued one non-transferable right for every five shares owned, entitling shareholders the opportunity to subscribe for one share for each right held at an estimated subscription price of $15.26 per share (net of estimated sales commissions of $0.59 per share). Offering costs are estimated to be approximately $600,000, of which $100,000 is payable to PaineWebber Inc., the underwriter, as reimbursement for its expenses. Shareholders who exercise all of the rights issued to them are entitled to subscribe for shares which are not otherwise subscribed for by others in the primary subscription. If sufficient shares are not available to honor all over-subscriptions, the Fund may, at its discretion, issue up to an additional 25% of the shares available pursuant to the offer in order to honor these over-subscriptions. If all rights are exercised, the dilutive effect of the primary rights offering on net asset value per share is estimated at $0.58 per share; and if all the over allotment rights are also exercised the dilutive effect is estimated to be $0.70 per share.

-------------------------------------------------------------------------------
OTHER INFORMATION
-------------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
UNAUDITED
DIVIDENDS AND CAPITAL GAINS DISTRIBUTION HISTORY

                                 NET INVESTMENT        LONG-TERM     SHORT-TERM
                                         INCOME    CAPITAL GAINS  CAPITAL GAINS
EX DATE            PAYABLE DATE      (PER SHARE)      (PER SHARE)   (PER SHARE)
-------------------------------------------------------------------------------
December 24, 1992  January 15, 1993      $0.075             --            --
December 23, 1993  January 14, 1994      $0.200             --            --
November 29, 1996  December 23, 1996      --             $3.8925       $0.5802
November 14, 1997  December 19, 1997      --             $2.8470          --
May 15, 1998       June 3, 1998           --             $0.5389          --
August 7, 1998     August 25, 1998        --             $0.5389          --
November 13, 1998  December 18, 1998      --             $2.2689       $0.3615
February 5, 1999   February 24, 1999      --             $0.3280*      $0.1940*
May 7, 1999        May 26, 1999           --                --         $0.4850*

* It is believed that the source of the distribution is capital gains, however, the final source of such gains cannot be determined until shortly after the
Fund's  fiscal  year-end,   October  31,  1999.

DIVIDEND   REINVESTMENT   PLAN
Shareholders of the Fund who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment Plan (the "Plan"), unless and until an election is made to withdraw from the Plan as herein provided. State Street Bank and Trust Company (the "Agent"), acts as agent under the Plan on behalf of participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify the fund c/o State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101. Under the Plan, all of the Fund's dividends and capital gains and other distributions to shareholders will be reinvested in full and fractional Shares as described below. A shareholder who owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his/her Shares registered in his/her own name in order to participate in the Plan. Shareholders wishing to participate in the Plan whose Shares are held in the name of a broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively, "Dividends") in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Shares. Whenever the Fund declares Dividends in additional unissued but authorized shares ("Newly Issued Shares") non-participants in the Plan will receive Newly Issued Shares and participants in the Plan will receive shares. In either instance, the Shares received by Plan participants will be acquired by the Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. Open-Market Purchases will be made only in the event that the Fund declares an income dividend or a capital gain or other distribution payable only in cash.

If on the payment date for a Dividend the net asset value per share is equal to or less than the market price per Share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase from the Fund Newly Issued Shares on behalf of the participant at a price per Share equal to the greater of the net asset value per Share or 95% of the then current market price per Share. This discount from the current market price reflects savings in underwriting and other costs which the Fund would otherwise incur to raise additional capital. If on the payment date for a Dividend the net asset value per Share is greater than the market price per Share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in Shares acquired on behalf of the participant in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in Shares acquired in Open-Market Purchases.

Registered shareholders who acquire their Shares in open-market transactions and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a shareholder has not previously elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividend prior to the record date of any Dividends, the Shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole Shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole Shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole Shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the shareholder as representing the total amount of Shares registered in the shareholders name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of Shares for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing Shares for all the participants in blocks and prorating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax which may be payable on such Dividends. In the case of non-U.S. participants whose Dividends are subject to United States income tax withholding and in the case of any participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.

MISCELLANEOUS

For the period ended April 30, 1999, there were no changes to the Fund's charter or by-laws and no material changes in the principal risk factors associated with investment in the Fund. There were no material changes in the Fund's investment objectives or policies other than adoption of the fixed distribution policy. The policy requires the Fund to make quarterly distributions at a rate of 2.5% of NAV -- 10% annually -- to Fund shareholders. Mr. Charles W. Brady was selected to serve as Chairman of the Board of Trustees and Mr. Mark Williamson was selected to serve as President and Chief Operating Officer of the Fund. Mr. Hubert L. Harris, Jr. resigned as a Fund Trustee, and Mr. Dan J. Hesser resigned as President.

Mr. Schroer joined INVESCO Funds Group, Inc. ("IFG") in 1992 and became a Senior Vice President of IFG in 1996. In addition to Mr. Schroer's responsibilities as portfolio manager of the Fund, he also manages the INVESCO Strategic Health Sciences Fund. Mr. Schroer has been an officer of The Global Health Sciences Fund since January 1996.

Mr. Schroer received his B.S. and M.B.A. degrees from the University of Wisconsin-Madison. He began his investment management career in 1990 with the Trust Company of the West as an investment analyst. He was eventually given additional responsibilities by the Trust Company of the West in Los Angeles as Assistant Vice President with analytical responsibilities in the health care industry.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
INVESCO GLOBAL HEALTH SCIENCES FUND
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                      SIX MONTHS
                           ENDED
                        APRIL 30              YEAR ENDED OCTOBER 31
------------------------------------------------------------------------------
                            1999     1998     1997     1996     1995     1994
                       UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning
  of Period              $21.080  $21.250  $22.230  $18.506  $12.378  $12.121
===============================================================================
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Loss      (0.015)    0.000   (0.071)  (0.097)  (0.107)  (0.085)
Net Gains on Securities
  (Both Realized and
   Unrealized)            1.487     3.755    3.564    3.821    6.235    0.542
===============================================================================
TOTAL FROM INVESTMENT
  OPERATIONS              1.472    3.755     3.493    3.724    6.128    0.457
===============================================================================
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income       0.000    0.000     0.000    0.000    0.000    0.200
Distributions from
  Capital Gains           3.152    3.925     4.473    0.000    0.000    0.000
===============================================================================
TOTAL DISTRIBUTIONS       3.152    3.925     4.473    0.000    0.000    0.200
===============================================================================
Net Asset Value-
  End of Period         $19.400  $21.080   $21.250  $22.230  $18.506  $12.378
===============================================================================
Share Price-
  End of Period         $17.313  $19.500   $17.313  $17.000  $14.750  $10.000
===============================================================================

TOTAL RETURN(a)          4.73%(b) 40.29%    32.98%   15.25%   47.50%  (11.49%)

RATIOS
Net Assets-
  End of Period
  ($000 Omitted)      $585,190  $586,263  $526,215 $455,842 $379,503 $253,834
Ratio of Expenses to
  Average Net Assets   0.60%(b)(c) 1.21%(c)  1.22%(c) 1.21%    1.33%    1.41%
Ratio of Net Investment
  Loss to Average
  Net Assets          (0.08%)(b)  (0.17%)   (0.15%)  (0.44%)  (0.72%)  (0.70%)
Portfolio Turnover Rate  32% (b)     87%      145%      91%     105%     121%


(a)Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(b)Based  on  operations  for  the  period  shown  and,  accordingly,   are  not
   representative of a full year.

(c)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

TRUSTEES AND OFFICERS
TRUSTEES
Charles W. Brady
Chairman of the Board of Directors

Fred A. Deering
Trustee

John W. McIntyre
Trustee

Larry Soll, Ph.D.
Trustee

OFFICERS
Mark H. Williamson
President & Chief Operating Officer

John R. Schroer
Vice President

Glen A. Payne
Secretary

Ronald L. Grooms
Treasurer, Principal Financial
  & Accounting Officer

SHAREHOLDER INFORMATION
INVESTMENT ADVISER
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

ADMINISTRATOR
INVESCO Funds Group, Inc.
7800 East Union Avenue
Denver, Colorado 80237

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

SHAREHOLDER SERVICING AGENT
Boston Equiserve, Inc.
150 Royall Street
Mail Stop 45-02-62
Canton, Massachusetts 02021

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
950 Seventeenth Street
Denver, Colorado 80202

COUNSEL
Kirkpatrick & Lockhart
1800 M Street, N.W.
South Lobby, 9th Floor
Washington, D.C. 20036

For  information  about Global Health Sciences Fund or current net asset values,
please   call   toll-free,   1-800-528-8765,   or   visit   our   Web   site  at
www.ghs.invesco.com

For questions on dividend reinvestment, please call toll-free, 1-800-426-5523

[GLOBAL HEALTH ICON]

INVESCO GLOBAL HEALTH SCIENCES FUND
INVESCO Funds Group, Inc.
7800 East Union Avenue
Suite 1100
Denver, Colorado 80237